EXHIBIT "C"

                             WASTEMASTERS, INC.

                        PROXY COUPLED WITH AN INTEREST
                        ------------------------------

A. LEON BLASER, Ph.D. ("Shareholder"), a shareholder of WASTEMASTERS, INC. (the "Company"), a Maryland corporation, revoking all previous proxies and intending to be legally bound, hereby constitutes and appoints the President and any Vice President of CONTINENTAL INVESTMENT CORPORATION ("Continental"), a Georgia corporation, as Shareholder's attorney and proxy, with full power of substitution, for and in the name and stead of the Shareholder to attend any and all special and annual meetings of the Company, to vote all shares of capital stock of the Company registered in the name of the Shareholder which the Shareholder would be entitled to vote if personally present at such meeting and at any adjournment or postponement thereof.

This Proxy is given pursuant to a certain agreement between the Company and Continental, is coupled with an interest within the meaning of Section 2-507(d) of the Maryland General Corporation Law, and shall not be revocable by Shareholder.

Shareholder agrees not to sell, transfer, assign, pledge or otherwise convey or encumber in any manner or by any means whatever any interest in, or any part of, his shares of capital stock of the Company (the "Stock") except by complying with the provisions hereinbelow.

In the event Shareholder receives a bona fide offer for the purchase of all or any portion of his Stock or he desires to sell all or any portion of his Stock, Shareholder agrees (i) to serve written notice to Continental by registered mail, return receipt requested, indicating that he has a bona fide offer and stating the terms of the offer, including a certified copy of the executed original of said offer, and (ii) to wait a period of 10 days after the mailing of such notice, during which period Continental shall have the option to purchase all, but not less than all, of the Stock at the price and upon the terms and conditions set forth in said offer by serving written notice upon Shareholder of its intent to exercise its option on or before the last day of the 10 day period, prior to Shareholder selling his Stock pursuant to the offer. This Proxy shall be effective immediately, and shall expire one year from the date hereof or on the date Continental acquires 67% of the outstanding voting common stock of the Company, whichever occurs sooner.

Date: _____________, 1997


                                       /s/ A. Leon Blaser, Ph.D.
                                       -------------------------
                                           A. LEON BLASER, Ph.D.

                             WASTEMASTERS, INC.

                      PROXY COUPLED WITH AN INTEREST
                      ------------------------------

JULIUS W. BASHAM, II ("Shareholder"), a shareholder of WASTEMASTERS, INC. (the "Company"), a Maryland corporation, revoking all previous proxies and intending to be legally bound, hereby constitutes and appoints the President and any Vice President of CONTINENTAL INVESTMENT CORPORATION ("Continental"), a Georgia corporation, as Shareholder's attorney and proxy, with full power of substitution, for and in the name and stead of the Shareholder to attend any and all special and annual meetings of the Company, to vote all shares of capital stock of the Company registered in the name of the Shareholder which the Shareholder would be entitled to vote if personally present at such meeting and at any adjournment or postponement thereof.

This Proxy is given pursuant to a certain agreement between the Company and Continental, is coupled with an interest within the meaning of Section 2-507(d) of the Maryland General Corporation Law, and shall not be revocable by Shareholder.

Shareholder agrees not to sell, transfer, assign, pledge or otherwise convey or encumber in any manner or by any means whatever any interest in, or any part of, his shares of capital stock of the Company (the "Stock") except by complying with the provisions hereinbelow.

In the event Shareholder receives a bona fide offer for the purchase of all or any portion of his Stock or he desires to sell all or any portion of his Stock, Shareholder agrees (i) to serve written notice to Continental by registered mail, return receipt requested, indicating that he has a bona fide offer and stating the terms of the offer, including a certified copy of the executed original of said offer, and (ii) to wait a period of 10 days after the mailing of such notice, during which period Continental shall have the option to purchase all, but not less than all, of the Stock at the price and upon the terms and conditions set forth in said offer by serving written notice upon Shareholder of its intent to exercise its option on or before the last day of the 10 day period, prior to Shareholder selling his Stock pursuant to the offer.

This Proxy shall be effective immediately, and shall expire one year from the date hereof or on the date Continental acquires 67% of the outstanding voting common stock of the Company, whichever occurs sooner.

Date: ____________, 1997


                                       /s/ Julius W. Basham, II
                                       ------------------------
                                           JULIUS W. BASHAM, II

                             WASTEMASTERS, INC.

                      PROXY COUPLED WITH AN INTEREST
                      ------------------------------

RICHARD D. MASTERS ("Shareholder"), a shareholder of WASTEMASTERS, INC. (the "Company"), a Maryland corporation, revoking all previous proxies and intending to be legally bound, hereby constitutes and appoints the President and any Vice President of CONTINENTAL INVESTMENT CORPORATION ("Continental"), a Georgia corporation, as Shareholder's attorney and proxy, with full power of substitution, for and in the name and stead of the Shareholder to attend any and all special and annual meetings of the Company, to vote all shares of capital stock of the Company registered in the name of the Shareholder which the Shareholder would be entitled to vote if personally present at such meeting and at any adjournment or postponement thereof.

This Proxy is given pursuant to a certain agreement between the Company and Continental, is coupled with an interest within the meaning of Section 2-507(d) of the Maryland General Corporation Law, and shall not be revocable by Shareholder.

Shareholder agrees not to sell, transfer, assign, pledge or otherwise convey or encumber in any manner or by any means whatever any interest in, or any part of, his shares of capital stock of the Company (the "Stock") except by complying with the provisions hereinbelow.

In the event Shareholder receives a bona fide offer for the purchase of all or any portion of his Stock or he desires to sell all or any portion of his Stock, Shareholder agrees (i) to serve written notice to Continental by registered mail, return receipt requested, indicating that he has a bona fide offer and stating the terms of the offer, including a certified copy of the executed original of said offer, and (ii) to wait a period of 10 days after the mailing of such notice, during which period Continental shall have the option to purchase all, but not less than all, of the Stock at the price and upon the terms and conditions set forth in said offer by serving written notice upon Shareholder of its intent to exercise its option on or before the last day of the 10 day period, prior to Shareholder selling his Stock pursuant to the offer.

This Proxy shall be effective immediately, and shall expire one year from the date hereof or on the date Continental acquires 67% of the outstanding voting common stock of the Company, whichever occurs sooner.

Date: ____________, 1997



                                       /s/ Richard D. Masters
                                       ----------------------
                                           RICHARD D. MASTERS

                             WASTEMASTERS, INC.

                      PROXY COUPLED WITH AN INTEREST
                      ------------------------------

PAUL WILLIAMSON ("Shareholder"), a shareholder of WASTEMASTERS, INC. (the "Company"), a Maryland corporation, revoking all previous proxies and intending to be legally bound, hereby constitutes and appoints the President and any Vice President of CONTINENTAL INVESTMENT CORPORATION ("Continental"), a Georgia corporation, as Shareholder's attorney and proxy, with full power of substitution, for and in the name and stead of the Shareholder to attend any and all special and annual meetings of the Company, to vote all shares of capital stock of the Company registered in the name of the Shareholder which the Shareholder would be entitled to vote if personally present at such meeting and at any adjournment or postponement thereof.

This Proxy is given pursuant to a certain agreement between the Company and Continental, is coupled with an interest within the meaning of Section 2-507(d) of the Maryland General Corporation Law, and shall not be revocable by Shareholder.

Shareholder agrees not to sell, transfer, assign, pledge or otherwise convey or encumber in any manner or by any means whatever any interest in, or any part of, his shares of capital stock of the Company (the "Stock") except by complying with the provisions hereinbelow.

In the event Shareholder receives a bona fide offer for the purchase of all or any portion of his Stock or he desires to sell all or any portion of his Stock, Shareholder agrees (i) to serve written notice to Continental by registered mail, return receipt requested, indicating that he has a bona fide offer and stating the terms of the offer, including a certified copy of the executed original of said offer, and (ii) to wait a period of 10 days after the mailing of such notice, during which period Continental shall have the option to purchase all, but not less than all, of the Stock at the price and upon the terms and conditions set forth in said offer by serving written notice upon Shareholder of its intent to exercise its option on or before the last day of the 10 day period, prior to Shareholder selling his Stock pursuant to the offer.

This Proxy shall be effective immediately, and shall expire one year from the date hereof or on the date Continental acquires 67% of the outstanding voting common stock of the Company, whichever occurs sooner.

Date: ____________, 1997


                                       /s/ Paul Williamson
                                       -------------------
                                           PAUL WILLIAMSON

                             WASTEMASTERS, INC.

                      PROXY COUPLED WITH AN INTEREST
                      ------------------------------

BRUCE BLASER ("Shareholder"), a shareholder of WASTEMASTERS, INC. (the "Company"), a Maryland corporation, revoking all previous proxies and intending to be legally bound, hereby constitutes and appoints the President and any Vice President of CONTINENTAL INVESTMENT CORPORATION ("Continental"), a Georgia corporation, as Shareholder's attorney and proxy, with full power of substitution, for and in the name and stead of the Shareholder to attend any and all special and annual meetings of the Company, to vote all shares of capital stock of the Company registered in the name of the Shareholder which the Shareholder would be entitled to vote if personally present at such meeting and at any adjournment or postponement thereof.

This Proxy is given pursuant to a certain agreement between the Company and Continental, is coupled with an interest within the meaning of Section 2-507(d) of the Maryland General Corporation Law, and shall not be revocable by Shareholder.

Shareholder agrees not to sell, transfer, assign, pledge or otherwise convey or encumber in any manner or by any means whatever any interest in, or any part of, his shares of capital stock of the Company (the "Stock") except by complying with the provisions hereinbelow.

In the event Shareholder receives a bona fide offer for the purchase of all or any portion of his Stock or he desires to sell all or any portion of his Stock, Shareholder agrees (i) to serve written notice to Continental by registered mail, return receipt requested, indicating that he has a bona fide offer and stating the terms of the offer, including a certified copy of the executed original of said offer, and (ii) to wait a period of 10 days after the mailing of such notice, during which period Continental shall have the option to purchase all, but not less than all, of the Stock at the price and upon the terms and conditions set forth in said offer by serving written notice upon Shareholder of its intent to exercise its option on or before the last day of the 10 day period, prior to Shareholder selling his Stock pursuant to the offer.

This Proxy shall be effective immediately, and shall expire one year from the date hereof or on the date Continental acquires 67% of the outstanding voting common stock of the Company, whichever occurs sooner.

Date: ____________, 1997


                                       /s/ Bruce Blaser
                                       ----------------
                                           BRUCE BLASER